                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        August 17, 1998
                                                -------------------------------


First Chicago NBD Corporation
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)


         Delaware                      1-7127                    38-1984850
---------------------------         ------------             -------------------
(Name or other jurisdiction         (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


One First National Plaza, Chicago, IL                                60670
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (ZIP Code)


Registrant's telephone number, including area code        312-732-4000
                                                   -----------------------------

Item 7. Financial Statements and Exhibits
------

c)  Exhibits
    --------

Attached hereto or incorporated herein are the following Exhibits relating to the previously announced merger of First Chicago NBD Corporation, a Delaware corporation (the "Corporation"), and BANC ONE CORPORATION, an Ohio corporation ("ONE"):

 Exhibit       Description of
 Number           Exhibit
---------      --------------

  99(a)        Pro forma financial information.

  99(b) Certain ONE historical financial information for the second quarter and six months ended June 30, 1998 and 1997.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         First Chicago NBD Corporation
                                        ----------------------------------------
                                         (Registrant)



Date: August 17, 1998            By:    William J. Roberts
                                        ----------------------------------------
                                 Title: Senior Vice President and Comptroller